                            UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION

                        Washington, DC  20549


                               Form 8-K

                            CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934



    Date of Report (Date of earliest event reported): May 15, 1998


                         Boatmen's Auto Trust 1995-A
                         ---------------------------
              (Exact name of registrant as specified in its charter)




        United States
        of America                 33-95450               43-6617959
        --------------             --------               ----------
        (State or other            (Commission File       (IRS employer
        Jurisdiction of            Number)                Identification No.)
        Incorporation


                           Boatmen's Auto Trust 1995-A
                               Transamerica Square
                                  NC1-021-03-07
                             401 North Tryon Street
                        Charlotte, North Carolina  28255
                                 (704) 386-5000


                    (Address of principal executive offices)
                    ----------------------------------------

  Registrant's telephone number including area code:  (704) 386-5000

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Item 5.   Other Events
          ------------

           The Registrant hereby incorporates by reference the information contained in Exhibit 99 hereto in response to this Item 5.


Item 7.    Financial Statements, Pro Forma Financial Statements and Exhibits
           -----------------------------------------------------------------

(c)  Exhibits

99        Monthly Servicing Report for NationsBank, N.A., Boatmen's Auto Trust
          1995-A

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          BOATMEN'S  AUTO  TRUST 1995-A
                          -----------------------------
                                   (Registrant)



Dated:                                   By:   /s/ Leslie J. Fitzpatrick
                                               -------------------------
                                         Name:     Leslie J. Fitzpatrick
                                         Title:    Senior Vice President
                                         NationsBank, N.A.
                                         (Duly Authorized Officer)

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                            INDEX TO EXHIBITS
                            -----------------


Exhibit
Number                        Exhibit
--------                      -------

99              Monthly Servicing Report for NationsBank,N.A., Boatmen's Auto
                Trust 1995-A